                        ELCOM TECHNOLOGIES CORPORATION

                   SETTLEMENT AGREEMENT WITH CHARLES ABRAHAM

                          Closing Date: July 21, 1995

          (All documents dated July 21, 1995 unless otherwise noted)

================================================================================
                                     INDEX
================================================================================

1. Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights (the "Settlement Agreement") by and among Charles Abraham ("Abraham"), Elcom Technologies Corporation ("Elcom"), Robert A. Vito ("Vito") and Paul Kouch ("Kouch")

2. Exhibit A to Settlement Agreement - Escrow Agreement ("Escrow Agreement") by and among Elcom, Vito, Kouch, Abraham, Powell, Trachtman, Logan, Carrle & Bowman and Astor Weiss Kaplan & Rosenblum

3. Exhibit B to Settlement Agreement - Sales Royalty Judgement Note executed by Elcom in the principal amount of up to $100,000.00 (held in escrow pursuant to the Escrow Agreement)

4. Exhibit C to Settlement Agreement - Investment Royalty Judgement Note executed by Elcom in the principal amount of up to $100,000.00 (held in escrow pursuant to the Escrow Agreement)

5. Exhibit D to Settlement Agreement - Schedule of Patent and Patent Applications assigned to Abraham

6. Exhibit E to Settlement Agreement - Resignation of Abraham as a director, officer and employee of Elcom

7.   Exhibit F to Settlement Agreement - General Releases

     a. Release executed by Abraham
     b. Release executed by Elcom
     c. Release executed by Vito
     d. Release executed by Kouch

8. Exhibit G to Settlement Agreement - General Release by Arthur Werner, Esquire, Lee Schwartz, Esquire and Werner & Schwartz, P.C. in favor of Abraham

9. Exhibit H to Settlement Agreement - Revocation and Substitution of New Power of Attorney

10.     Patent Assignment

11.     Canadian Patent Application Assignment dated July 31, 1995

12. July 27, 1995 letter from Benjamin E. Leace, Esquire to Robert B. Famiglio transferring files relating to the patent and patent applications assigned to Abraham

13.     Settlement Inventory List executed by Abraham

14. Elcom Stock Certificate Number 1001 representing 4,000,000 shares issued in the name of Abraham, duly endorsed to Elcom

15. Elcom Stock Certificate Number 1196 representing 100,000 shares issued in the name of Abraham

16. Letter from Benjamin E. Leace to German counsel enclosing executed documents and filing fee regarding preserving EPO patent application

17. Cashier's and Elcom Check in the aggregate amount of $190,000.00 made payable to Abraham

18. Praecipe to Settle, Discontinue and End filed with the Prothonotary of Montgomery County on July 28, 1995

19. Side Letter from Elcom to Abraham regarding search for Abraham listed property

                                   Exhibit D


I. Patent Applications:
   -------------------

          1) U.S. Patent Application by Charles Abraham for IMPROVED TRANSFORMER COUPLER FOR COMMUNICATION OVER VARIOUS LINES Serial No.: 08/270,002 Filed: July 1, 1994

          2) File Wrapper Continuation Application from Application Serial No. 07/822,326 for TRANSFOMER COUPLER FOR COMMUNICATION OVER VARIOUS LINES

          3) PCT Patent Application No. PCT/US90/02291--Priority of U.S. Serial No. 08/270,002 Filed July 1, 1994

          4) EPO Patent Application No. 90 907 855.2 Corresponding to International Appl. No. PCT/US90/02291--Priority of U.S. Serial No. 08/270,002 Filed July 1, 1994

          5) PCT Patent Application No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          6) EPO Patent Application No. 93 913 976.2 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          7) Canadian Patent Application No. 2,135,918 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          8) Japanese Patent Application No. 6-503823 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          9) Russian Patent Application No. 94046009.00 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          10) U.S. Patent Application by Charles Abraham for SYSTEM AND METHOD FOR HIGH SPEED COMMUNICATION OF VIDEO, VOICE AND ERROR-FREE DATA OVER IN-WALL WIRING
          Serial No.:  08/180/421  Filed:  January 11, 1994

          11) PCT Patent Application No. PCT/US95/00354--Priority of U.S. Serial No. 08/180,421 Filed January 11, 1994

          12) U.S. Patent Application by Charles Abraham for VIDEO DISTRIBUTION SYSTEM USING IN-WALL WIRING Serial No.: 08/304,495
          Filed: September 12, 1994

          13) U.S. Patent Application by Charles Abraham for POWER LINE CIRCUITS AND ADAPTERS FOR COUPLING CARRIER FREQUENCY CURRENT SIGNALS BETWEEN POWER LINES
          Serial No.: 08/349,041 Filed December 2, 1994



II. Issued Patent:
    -------------

          1) U.S. Patent No. 5.351,272 titled COMMUNICATIONS APPARATUS AND METHOD FOR TRANSMITTING AND RECEIVING MULTIPLE MODULATED SIGNAL OVER ELECTRICAL LINES issued on September 27, 1994

          - The above listed patent applications and patent are all currently pending or issued patent applications or patents listing Charles Abraham (or his other name(s)) as an inventor and assigned to Elcom Technologies Corporation.


                                        Robert A. Vito            7/21/95
                                    -----------------------------------------

                                  RESIGNATION
                                  -----------

     I, CHARLES ABRAHAM, hereby resign as a director, officer and employee of ELCOM TECHNOLOGIES CORPORATION, a Pennsylvania corporation, as of the date hereof.


                                                        /s/ Charles Abraham
                                                        -------------------
                                                        CHARLES ABRAHAM


DATE:  July 21, 1995

                                GENERAL RELEASE
                                ---------------

     KNOW ALL MEN BY THESE PRESENTS that I, Charles Abraham, for and in consideration of the mutual covenants contained in a "Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights" dated even date herewith by and among Elcom Technologies Corporation ("Elcom"), Robert Vito ("Vito"), Paul Kouch ("Kouch") and Charles Abraham ("Abraham")(the "Agreement"), the sufficiency of which is hereby acknowledged and intending to be legally bound hereby, except for the continuing obligations of Elcom, Vito and Kouch as set forth in the Agreement and subject to the terms of the Agreement, do hereby remise, release, and forever discharge Vito, Kouch, Elcom, its directors, officers, employees, former employees and agents, including but not limited to Arthur Werner, Esquire, Lee Schwartz, Esquire, the law firm of Werner & Schwartz, P.C. (as to Werner, Schwartz and Werner & Schwartz, P.C., in reliance upon a letter dated July 20, 1995 from Lee Schwartz, Esquire to Joel Perilstein, Esquire and Steven Smith, Esquire), Benjamin E. Leace, Esquire, the law firm of Astor Weiss Kaplan & Rosenblum and the law firm of Ratner & Prestia, their heirs, administrators, executors, successors and assigns, of and from all actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity, including, but not limited to, all those claims raised in the lawsuit captioned CHARLES ABRAHAM v. ROBERT A. VITO and PAUL KOUCH, Montgomery County,
          --------------------------------------------------------------------
C.P. No 95-08987, which the said
----------------

Charles Abraham ever had, now has, or which his heirs, administrators, executors, successors or assigns, hereafter can, shall or may have, for, or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of these presents. This release shall be governed by the law of the Commonwealth of Pennsylvania.

        IN WITNESS THEREOF, I have hereunto set my hand and seal the  21 day of
                                                                     ----
July, 1995.
----



    /s/ [SIGNATURE ILLEGIBLE]                     /s/ Charles Abraham
------------------------------                  -----------------------------
WITNESS                                               CHARLES ABRAHAM

                                GENERAL RELEASE
                                ---------------

     KNOW ALL MEN BY THESE PRESENTS that Elcom Technologies Corporation, for and in consideration of the mutual covenants contained in a "Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights" dated even date herewith by and among Elcom Technologies Corporation ("Elcom"), Robert Vito ("Vito"), Paul Kouch ("Kouch") and Charles Abraham ("Abraham") (the "Agreement"), the sufficiency of which is hereby acknowledged and intending to be legally bound hereby, except for the continuing obligations of Abraham as set forth in the Agreement and subject to the terms of the Agreement, does hereby remise, release, and forever discharge Abraham, his wife, Abraham Communications, Inc. and their agents, successors and assigns, including but not limited to the law firm of Powell Trachtman Logan Carrle & Bowman, their heirs, administrators, executors, successors and assigns, of and from all actions, causes of action, suits, debts, dues, accounts, bounds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity, which the said Elcom Technologies Corporation ever had, now has, or which its successors or assigns, hereafter can, shall or may have, for, or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of these presents. This release shall be governed by the law of the Commonwealth of Pennsylvania.

     IN WITNESS THEREOF, I have hereunto set my hand and seal the 21st day of
                                                                  ----
July, 1995.
----


ATTEST                         ELCOM TECHNOLOGIES CORPORATION

/s/ Paul Kouch                 By: /s/ Robert Vito
------------------                ---------------------
                                   Robert Vito

                               Its:

                                GENERAL RELEASE
                                ---------------

        KNOW ALL MEN BY THESE PRESENTS that I, Robert Vito, for and in consideration of the mutual covenants contained in a "Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights" dated even date herewith by and among Elcom Technologies Corporation ("Elcom"), Robert Vito ("Vito"), Paul Kouch ("Kouch") and Charles Abraham ("Abraham") (the "Agreement"), the sufficiency of which is hereby acknowledged and intending to be legally bound hereby, except for the continuing obligations of Abraham as set forth in the Agreement and subject to the terms of the Agreement, do hereby remise, release, and forever discharge Abraham, his wife, Abraham Communications, Inc. and their agents, successors and assigns, including but not limited to the law firm of Powell Trachtman Logan Carrle & Bowman, their heirs, administrators, executors, successors and assigns, of and from all actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity, which the said Robert Vito ever had, now has, or which his heirs, administrators, executors, successors or assigns, hereafter can, shall or may have, for, or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of these presents. This release shall be governed by the law of the Commonwealth of Pennsylvania.

        IN WITNESS THEREOF, I have hereunto set my hand and seal the 21st day of
                                                                     ----
July 1995.
----

[UNKNOWN SIGNATURE APPEARS HERE]             /s/ Robert Vito
--------------------------------             -------------------------------
WITNESS                                             ROBERT VITO

                                GENERAL RELEASE
                                ---------------

    KNOW ALL MEN BY THESE PRESENTS that I, Paul Kouch for and in consideration of the mutual covenants contained in a "Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights" dated even date herewith by and among Elcom Technologies Corporation ("Elcom"), Robert Vito ("Vito"), Paul Kouch ("Kouch") and Charles Abraham ("Abraham") (the "Agreement"), the sufficiency of which is hereby acknowledged and intending to be legally bound hereby, except for the continuing obligations of Abraham as set forth in the Agreement and subject to the terms of the Agreement, do hereby remise, release, and forever discharge Abraham, his wife, Abraham Communications, Inc. and his agents, successors and assigns, including but not limited to the law firm of Powell Trachtman Logan Carrle & Bowman, their heirs, administrators, executors, successors and assigns, of and from all actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity, which the said Paul Kouch ever had, now has, or which his heirs, administrators, executors, successors or assigns, hereafter can, shall or may have, for, or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of these presents. This release shall be governed by the law of the Commonwealth of Pennsylvania.

     IN WITNESS THEREOF, I have hereunto set my hand and seal the 21st day of July, 1995.

/s/  ?                                    /s/ Paul Kouch
---------------------------               -------------------------
WITNESS                                       PAUL KOUCH

                                GENERAL RELEASE
                                ---------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, Arthur Werner, Esquire, Lee Schwartz, Esquire and Werner & Schwartz, P.C. for and in consideration of the mutual covenants contained in a "Settlement Agreement, Mutual General Releases and Assignment of Intellectual Property Rights" dated even date herewith by and among Elcom Technologies Corporation ("Elcom"), Robert Vito ("Vito"), Paul Kouch ("Kouch") and Charles Abraham ("Abraham") (the "Agreement"), the sufficiency of which is hereby acknowledged and intending to be legally bound hereby, except for the continuing obligations of Abraham as set forth in the Agreement and subject to the terms of the Agreement, do hereby remise, release, and forever discharge Abraham, his wife, Abraham Communications, Inc. and his agents, successors and assigns, including but not limited to the law firm of Powell Trachtman Logan Carrle & Bowman, their heirs, administrators, executors, successors and assigns, of and from all actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity, which the undersigned ever had, now has, or which their heirs, administrators, executors, successors or assigns, hereafter can, shall or may have, for, or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of these presents. This release shall be governed by the law of the Commonwealth of Pennsylvania.

        IN WITNESS THEREOF, the undersigned have hereunto set their hands and seals the 21st day of July, 1995.
          ------        ----




                                       /s/ Arthur Werner
----------------------------           -------------------------------
WITNESS                                ARTHUR WERNER, ESQUIRE



                                       /s/ Lee Schwartz
----------------------------           -------------------------------
WITNESS                                LEE SCHWARTZ, ESQUIRE


                                       WERNER & SCHWARTZ, P.C.



                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       -------------------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


Applicant:   Charles Abraham

Serial No.:  5,351,272

Issued:      September 27, 1994

FOR: COMMUNICATION APPARATUS AND METHOD FOR TRANSMITTING AND RECEIVING MULTIPLE MODULATED SIGNALS OVER ELECTRICAL LINES

                     REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------

Assistant Commissioner for Patents
Washington, D.C.  20231

Sir:

          The undersigned Assignee of the above-identified patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire, Reg. No. 29,305, to transact all business in the Patent and Trademark Office connected herewith.

               Send Correspondence To:

                          Robert B. Famiglio, Esquire
                          FAMIGLIO & MASSINGER
                          201 North Jackson Street
                          P.O. Box 1999
                          Media, Pennsylvania 19063

               Direct Telephone Calls To:

                          Robert B. Famiglio, Esquire
                          610-566-6800

                                             Respectfully submitted,

                                             Charles Abraham




Dated:  8/9/95                               /s/ Charles Abraham
      ----------                             ----------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


Applicant:   Charles Abraham            :          Art Unit:

Serial No.:  08/304,495                 :          Examiner:

Filed:       September 12, 1994         :

FOR:         VIDEO DISTRIBUTION SYSTEM
             USING IN-WALL WIRING


                     REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------


Assistant Commissioner for Patents
Washington, D.C.  20231

Sir:

          The undersigned Assignee of the above-identified patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire, Reg. No. 29,305, to transact all business in the Patent and Trademark Office connected herewith.

               Send Correspondence To:

                          Robert B. Famiglio, Esquire
                          FAMIGLIO & MASSINGER
                          201 North Jackson Street
                          P.O. Bos 1999
                          Media, Pennsylvania  19063

               Direct Telephone Calls To:

                          Robert B. Famiglio, Esquire
                          610-566-6800

                                             Respectfully submitted,

                                             Charles Abraham



Dated:  8/9/95                               /s/Charles Abraham
      -----------                            ---------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


Applicant:    Charles Abraham            :          Art Unit:     2603

Serial No.:   08/180,421                 :          Examiner:     S. Hom

Filed:        January 11, 1994           :

FOR:          SYSTEM AND METHOD FOR
              HIGH SPEED COMMUNICATION
              OF VIDEO, VOICE AND ERROR-
              FREE DATA OVER IN-WALL
              WIRING

                    REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------


Assistant Commissioner for Patents
Washington, D.C.  20231

Sir:

        The undersigned Assignee of the above-identified patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire,
Reg. No. 29,305, to transact all business in the Patent and Trademark Office connected herewith.

              Send Correspondence To:

                        Robert B. Famiglio, Esquire
                        FAMIGLIO & MASSINGER
                        201 North Jackson Street
                        P.O. Box 1999
                        Media, Pennsylvania 19063

              Direct Telephone Calls To:

                        Robert B. Famiglio, Esquire
                        610-566-6800

                                                Respectively submitted,

                                                Charles Abraham


Date:   8/9/95                                  /s/ Charles Abraham
     -------------                              ------------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


Applicant:  Charles Abraham            :             Art Unit:  2102

Serial No.: 08/349,041                 :             Examiner:

Filed:      December 2, 1994           :

FOR:        POWER LINE CIRCUITS AND
            ADAPTERS FOR COUPLING
            CARRIER FREQUENCY CURRENT
            SIGNALS BETWEEN POWER
            LINES

                     REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------


Assistant Commissioner for Patents
Washington, D.C. 20231

Sir:


     The undersigned Assignee of the above-identified patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire, Reg. No. 29,305, to transact all business in the Patent and Trademark Office connected herewith.

            Send Corresponding To:

                 Robert B. Famiglio, Esquire
                 FAMIGLIO & MASSINGER
                 201 North Jackson Street
                 P.O. Box 1999
                 Media, Pennsylvania 19063

            Direct Telephone Calls To:

                 Robert B. Famiglio, Esquire
                 610-566-6800

                                     Respectfully submitted,

                                     Charles Abraham


Date: 8/9/95                         /s/ Charles Abraham
     -------------                   -----------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


Applicant:   Charles Abraham               :          Art Unit:   2603

Serial No.:  08,458,229                    :          Examiner:

Filed:       June 6, 1995                  :

FOR:         IMPROVED TRANSFORMER
             COUPLER FOR COMMUNICATION
             OVER VARIOUS LINES


                     REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------


Assistant Commissioner for Patents
Washington, D.C.  20231

Sir:

     The undersigned Assignee of the above-identified patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire, Reg. No. 29,305, to transact all business in the Patent and Trademark Office connected herewith.

        Send Correspondence To:

                   Robert B. Famiglio, Esquire
                   FAMIGLIO & MASSINGER
                   201 North Jackson Street
                   P.O. Box 1999
                   Media, Pennsylvania 19063

        Direct Telephone Calls To:

                   Robert B. Famiglio, Esquire
                   610-566-6800

                                       Respectfully submitted,

                                       Charles Abraham


Date:  8/9/95                          /s/ Charles Abraham
     -------------                     --------------------------

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Applicant:  Charles Abraham            :        Art Unit:     2603

Serial No.: 08/270,002                 :        Examiner:

Filed:      JULY 1, 1994               :

FOR:        IMPROVED TRANSFORMER
            COUPLER FOR COMMUNICATION
            OVER VARIOUS LINES

                    REVOCATION OF PRIOR POWER OF ATTORNEY
                   AND SUBSTITUTION OF NEW POWER OF ATTORNEY
                   -----------------------------------------

Assistant Commissioner for Patents
Washington, D.C. 20231

Sir:

     The undersigned Assignee of the above-identified Patent hereby revokes all prior Powers of Attorney and appoints Robert B. Famiglio, Esquire, Reg. No. 29,305, to transact all business in the patent and Trademark Office connected herewith.

          Send Correspondence To:

                   Robert B. Famiglio, Esquire
                   FAMIGLIO & MASSINGER
                   201 North Jackson Street
                   P.O. Box 1999
                   Media, Pennsylvania 19063

          Direct Telephone Calls to:

                   Robert B. Famiglio, Esquire
                   610-566-6800

                                       Respectfully submitted,

                                       Charles Abraham

Date: 8/9/95                           /s/ Charles Abraham
     ---------                         -----------------------

                                  ASSIGNMENT
                                  ----------

         WHEREAS, Elcom Technologies Corporation having a place of business at 78 Great Valley Parkway,Malvern, Pennsylvania 19355, (hereinafter referred to as "ASSIGNOR") is desirous of assigning to Charles Abraham residing at 804 Cheswold Court, Wayne, Pennsylvania 19087 (hereinafter referred to as "ASSIGNEE") the inventions, patent applications and patent listed in Exhibit A, attached hereto; and

         WHEREAS, ASSIGNEE is desirous of acquiring the entire right, title and interest in and to said inventions, patent applications and patent listed in Exhibit A.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR, intending to be legally bound, does hereby sell, assign and transfer to ASSIGNEE the ASSIGNOR'S entire right, title and interest, for the United States of America, its territories and possessions, and for all foreign countries, in said inventions, patent applications and patent listed in Exhibit A, including all divisions and continuations thereof, all rights to claim priority based thereon, all rights to file foreign applications on said inventions, all rights in any and all foreign applications and all Letters Patents and reissues thereof, issuing for said inventions in the United States of America and in any and all foreign countries.

        -It is agreed that ASSIGNOR shall, upon request and at the expense of the ASSIGNEE or his successors or assigns or legal representatives, execute all instruments proper to patent said inventions in the United States of America and foreign countries in the name of ASSIGNEE and to execute all instruments proper to carry out the intent of this instrument.

ECC-905                           - 2 -

        ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

        ASSIGNOR hereby authorizes and requests the Commissioner of Patents and Trademarks to issue any and all such United States Letters Patents to ASSIGNEE, his successors and assigns, as the owner of all right, title and interest therein.

Date: July 21, 1995                    ELCOM TECHNOLOGIES CORPORATION
      -------------
                                   BY: /S/ Robert A. Vito
                                       -----------------------
                                       Robert Vito, President

                                   Exhibit A

I.  Patent Applications:
    -------------------

          1) U.S. Patent Application by CHARLES Abraham for IMPROVED TRANSFORMER COUPLER FOR COMMUNICATION OVER VARIOUS LINES Serial No.: 08/270,002 Filed: July 1, 1994

          2) File Wrapper Continuation APPLICATION from Application Serial No. 07/822, 326 for TRANSFORMER COUPLER FOR
              COMMUNICATION OVER VARIOUS LINES

          3) PCT Patent Application NO. PCT/US90/02291--Priority of U.S. Serial No. 08/270,002 Filed July 1, 1994

          4) EPO Patent Application No. 90 907 855.2 Corresponding to International Appl. No. PCT/US90/02291--Priority of U.S. Serial No. 08/270,002 Filed July 1, 1994

          5) PCT Patent Application No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          6) EPO Patent Application No. 93 913 976.2 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          7) Canadian Patent Application No. 2,135,918 Corresponding to International Appl. No.. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

          8) Japanese Patent Application No. 6-503823 Corresponding to International Appl. No. PCT/US93/04726--Priority of U.S. Serial No. 07/884,123 Filed May 18, 1992

                9)    Russian Patent Application No. 94046009.00
                Corresponding to International Appl. No.
                PCT/US93/04726--Priority of U.S. Serial No.
                07/884,123  Filed May 18, 1992

                10) U.S. Patent Application by Charles Abraham for SYSTEM AND METHOD FOR HIGH SPEED COMMUNICATION OF VIDEO, VOICE AND ERROR-FREE DATA OVER IN-WALL WIRING
                Serial No.:  08/180,421  Filed:  January 11, 1994

                11)   PCT Patent Application No. PCT/US95/00354--
                Priority of U.S. Serial No.  08/180,421
                Filed January 11, 1994

                12) U.S. Patent Application by Charles Abraham for VIDEO DISTRIBUTION SYSTEM USING IN-WALL WIRING Serial No.: 08/304,495 Filed: September 12, 1994

                13) U.S. Patent Application by Charles Abraham for POWER LINE CIRCUITS AND ADAPTERS FOR COUPLING CARRIER FREQUENCY CURRENT SIGNALS BETWEEN POWER LINES.
                SERIAL NO.: 08/349,041  Filed:  December 2, 1994



II.  Issued Patent:
     --------------

                1)    U.S. Patent No. 5.351,272 titled
                COMMUNICATIONS APPARATUS AND METHOD FOR
                TRANSMITTING AND RECEIVING MULTIPLE MODULATED
                SIGNAL OVER ELECTRICAL LINES issued on
                September 27, 1994

                                  ASSIGNMENT
                                  ----------

         WHEREAS, Elcom Technologies Corporation having a place of business at 78 Great Valley Parkway, Malvern, Pennsylvania 19355, (hereinafter referred to as "ASSIGNOR") is desirous of assigning to charles Abraham residing at 804 Cheswold Court, Wayne, Pennsylvania 19087 (hereinafter referred to as "ASSIGNEE") the invention and patent application listed in Exhibit 1, attached hereto; and

         WHEREAS, ASSIGNEE is desirous of acquiring the entire right, title and interest in and to said invention and patent application listed in Exhibit 1.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR, intending to be legally bound, does hereby sell, assign and transfer to ASSIGNEE the ASSIGNOR'S entire right, title and interest, for the United States of America, its territories and possessions, and for all foreign countries, in said inventions and patent application listed in Exhibit 1, including all divisions and continuations thereof, all rights to claim priority based thereon, all rights to file foreign applications on said inventions, all rights in any and all foreign applications and all Letters Patents and reissues thereof, issuing for said inventions in the United States of America and in any and all foreign countries.

         It is agreed that ASSIGNOR shall, upon request and at the expense of the ASSIGNEE or his successors or assigns or legal representatives, execute all instruments proper to patent said inventions in the United States of America and foreign countries in the name of ASSIGNEE and to execute all instruments proper to carry out the intent of this instrument.

         ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

ECC-905                            - 2 -

        ASSIGNOR hereby authorizes and request the Commissioner of Patents and Trademarks to issue any and all such United States Letters Patents to ASSIGNEE, his successors and assigns, as the owner of all right, title and interest therein.

Date:  7/31/95                        ELCOM TECHNOLOGIES CORPORATION
     -----------
                                   BY: /S/ Robert A. Vito
                                      ------------------------
                                      Robert Vito, President

                                   Exhibit 1

I.  Patent Application:
    ------------------

          1)  Canadian Patent Application
          Corresponding to International Appl. No.
          PCT/US90/02291--Priority of U.S. Serial No.
          08/270,002,  Filed July 1, 1994

                [LETTERHEAD OF RATNER AND PRESTIA APPEARS HERE]

                               July 27, 1995
                               HAND DELIVERY


Robert B. Famigilio, Esquire
Famiglio & Massinger
201 N. Jackson Street
P.O. Box 1999
Media, Pennsylvania 19063

     RE: Charles Abraham Files

Dear Bob:

     The accompanying files pertain to the applications listed in the assignment which were part of the Settlement Agreement entered into between ELCOM and Charles Abraham. We have also included the file for a Canadian patent application which was inadvertently not listed in the Assignment. A separate Assignment is being prepared for execution by Elcom and will be forwarded to you shortly. Mr. Perilstein had been advised of this application by copy of our letter to our Canadian associate, requesting that it be filed. We have just recently received confirmation of the filing of the Canadian application. In addition, and although under no obligation to do so, we have included our file for the abandoned parent application of Mr. Abraham's U.S. Patent Application, Serial No. 07/822,326, filed January 17, 1992, for IMPROVED TRANSFORMER COUPLER FOR COMMUNICATION OVER VARIOUS LINES.

     Further, as a courtesy and under no obligation to do so, we have provided a listing of docket dates from our docket system for the month of August pertaining to the patent applications listed in the assignment.

Robert B. Famiglio                   - 2 -                       July 27, 1995


        PLEASE BE ADVISED THAT ELCOM AND ITS ATTORNEYS, RATNER & PRESTIA, MAKE NO REPRESENTATION OR WARRANTY REGARDING ANY OF THE INFORMATION CONTAINED IN THE DOCKET DATE LIST OR IN ANY OF THE FILES TRANSFERRED HEREWITH. YOU AND MR. ABRAHAM SHOULD CONFIRM ALL DATES, AS WELL AS ANY RESPONSIVE ACTIONS WHICH MAY HAVE BEEN TAKEN. PRIOR TO SETTLEMENT, AN UNDEFINED REPRESENTATION/WARRANTY WAS REQUESTED BY MR. ABRAHAM, THROUGH HIS ATTORNEY REGARDING COMMUNICATIONS AND THE APPLICATIONS AND PATENT LISTED IN THE ASSIGNMENT. ELCOM (AS WELL AS ITS ATTORNEYS, RATNER & PRESTIA TO WHOM THE REQUEST WAS SPECIFICALLY DIRECTED) DID NOT PROVIDE ANY SUCH REPRESENTATION/WARRANTY AND SPECIFICALLY REFUSED THIS
---                                                           -------
REQUEST WHILE BOTH YOU AND JOEL PERILSTEIN WERE ON THE TELEPHONE. THE SETTLEMENT AGREEMENT WAS ENTERED INTO WITHOUT ANY REPRESENTATION/WARRANTY BY ELCOM REGARDING THE PATENT APPLICATIONS AND PATENT WHICH LIST CHARLES ABRAHAM AS AN INVENTOR. ACCORDINGLY, MR. ABRAHAM ENTERED INTO THIS SETTLEMENT AGREEMENT AT HIS OWN RISK AND WITH KNOWLEDGE THAT NO REPRESENTATION/WARRANTY WAS PROVIDED. AGAIN, IT IS THE RESPONSIBILITY AND OBLIGATION OF YOU AND MR. ABRAHAM TO IDENTIFY AND RESPOND TO ANY OUTSTANDING ACTION/PAYMENTS OR OTHER MATTERS FOR THE FILES BEING TRANSFERRED HEREWITH. ELCOM SPECIFICALLY REFUSES TO ACCEPT ANY LIABILITY, OBLIGATION OR RESPONSIBILITY FOR ANY OF THESE FILES. IN PARTICULAR, ALL COSTS OF FOREIGN ASSOCIATES, FOREIGN PATENT OFFICES AND THE U. S. PATENT & TRADEMARK OFFICE SHALL BE THE SOLE AND EXCLUSIVE RESPONSIBILITY OF MR. ABRAHAM FROM JULY 21, 1995 ONWARD. PLEASE FORWARD A COPY OF YOUR CORRESPONDENCE WITH THE FOREIGN ASSOCIATES, SUBSTITUTING YOURSELF AS ATTORNEY OF RECORD. ALSO, PLEASE FORWARD COPIES OF THE REVOCATION/SUBSTITUTION OF NEW POWER OF ATTORNEY, WHICH YOU WILL BE FILING WITH THE U. S. PATENT & TRADEMARK OFFICE FOR MR. ABRAHAM'S U.S. PATENT APPLICATIONS.


        Further, ELCOM has asked me to inform you and Joel Perilstein, by copy of this letter, that it has not found any of the items which Mr. Abraham claimed were in Elcom's possession and were not produced at the signing of the settlement agreement on July 21, 1995, by ELCOM. After not finding any of the items which Mr. Abraham claims existed and were in the possession of ELCOM,
                        ------
ELCOM takes the position that either these items are (1) with Mr. Abraham, (2) at a location other than ELCOM at the direction or

Robert B. Famiglio             -3-                 July 27, 1995


action of Mr. Abraham, (3) do not exist or (4) never existed. ELCOM's representation with respect to these items should only be interpreted as agreeing that Mr Abraham claims that these items exist and were not produced.
                         ------
ELCOM has no specific knowledge regarding whether these items ever existed, do exist, and if so, their whereabouts. We await Mr. Perilstein's reply regarding the Zero Haliburton briefcase which Mr. Abraham did not return to ELCOM. Of course, even if Mr. Abraham cannot find the briefcase at this time, we assume that should he walk into either of your offices with the briefcase, that he would be advised that this is ELCOM property and ELCOM would be advised as to the date that it would be returned.

        If you have any other questions or comments, please let us know. We believe that with the transfer of these files and our courtesy copy of docket copies for the month of August (without any representation that these dates are accurate or complete), there is nothing for ELCOM to do, regarding the Abraham patent applications and patent listed in the assignment attached to the Settlement Agreement of July 21, 1995 in order to comply with the Settlement Agreement.

                                            Sincerely,
                                            RATNER & PRESTIA


                                         /s/BENJAMIN E. LEACE
                                            Andrew L. Ney
                                            Benjamin E. Leace
BEL/mg/sls
Encls.: Files listed in Assignment
        Other files listed in this letter
cc: R. Vito
    Steve Smith, Esq.
    J. Perilstein, Esq.

FILES RECEIVED BY COURIER:
                          ---------------------------------------------------

DATE:
     --------------------

FILES RECEIVED BY R. FAMIGLIO:
                              -----------------------------------------------

DATE:
     --------------------

                           SETTLEMENT INVENTORY LIST

     RETURNED TO ABRAHAM
     -------------------

1.   (4) Video Units

2.   (2) LAN units developed in 1993

3.   (3) LAN units developed in 1990

3.   (2) LAN connector cables

4.   (3) Boxes of Software

5.   (1) Brother typewriter

6.   (1) Temna Function Generator

7.   (1) 20mhz Oscilloscope

8.   (1) Computer, with keyboard and monitor

9.   (1) High Voltage Coupler

10.  (1) Framed Patent

11.  (1) Box of Abraham files/Patents

12.  (1) Murray Bicycle



These 12 items have been received by Abraham:



/s/Charles Abraham                     7/21/95
-------------------------           --------------
Charles Abraham                     Date

                      [DETAILED FRAME SURROUNDS DOCUMENT]

NUMBER                                                              SHARES
 1001                                                             4,000,000

                      [SKETCH OF BALD EAGLE APPEARS HERE]


                        ELCOM TECHNOLOGIES CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                Authorized Shares 20,000,000 Without Par Value


                  This Certifies that Charles Abraham is the
                                      ---------------
                  owner of Four Million (4,000,000) Shares of
                           ------------------------
                        ELCOM TECHNOLOGIES CORPORATION


full paid and non-assessable transferable only on the book of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
          this   3rd    day                    of    October    1994
               -------                               -------      --

        /s/ [SIGNATURE APPEARS HERE]           /s/ [SIGNATURE APPEARS HERE]
        ---------------------------            ----------------------------
                        SECRETARY                                 PRESIDENT

        H. BURR HEIM, PHILA.

                           [CIRCULAR SEAL APPEARS HERE]

These securities have not been registered under the Securities Act of 1993 or the securities laws of any state. These securities may not be transferred or resold except as permitted under such acts and laws, or pursuant to registration or exemption therefrom.





        The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common                                   UNIF GIFT MIN ACT-...........Custodian.........under
        TEN ENT--as tenants by the entireties                                               (Cust)             (Minor)
        JT TEN --as joint tenants with right of survivorship                            Uniform Gifts to Minors Act..............
                 and not as tenants in common                                                                           (State)
                              Additional abbreviations may also be used though not in the above list.

For Value Received, I hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBERS OF ASSIGNEE
------------------------------------------

------------------------------------------ ------------------------------------
        Four Million (4,000,000)
-------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated   7-21     1995
             ------------------
        In presence of
                                                   [SIGNATURE APPEARS HERE]
                                                -------------------------------
  [SIGNATURE APPEARS HERE]
-------------------------------------

        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                            [ART WORK APPEARS HERE]

                        ELCOM TECHNOLOGIES CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                Authorized Shares 20,000,000 Without Par Value

This Certifies that        Charles Abraham                                is the
                    -----------------------------------------------------
                         (SEE REVERSE FOR CERTAIN DECLARATIONS)

owner of      ***One Hundred Thousand***                               Shares of
         -------------------------------------------------------------
                        ELCOM TECHNOLOGIES CORPORATION

full paid and non assessable transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

       this  21st day                    of July             , A.D. 1995
             ----                           -----------------      -----

[SIGNATURE APPEARS HERE]                               [SIGNATURE APPEARS HERE]
------------------------                               ------------------------
               SECRETARY                                              PRESIDENT

                [LETTERHEAD OF RATNER AND PRESTIA APPEARS HERE]
                                JULY 21, 1995

                             VIA FEDERAL EXPRESS
                         ADVANCE COPY VIA FACSIMILE

Patenwalte Dipl.-Inge.
Rose, Kosel & Sobisch
Odastrasse 4a
D-37581 Bad Gandersheim
GERMANY

      RE:  European Patent Appl. No. 90 907 855.2
           POWER-LINE COMMUNICATION APPARATUS
           Inventor: Karoly Charles Abraham
           Your Ref:  4128/1;   Our Ref:  EEC-0192


Gentlemen:

     We are in receipt of your communications, the latest dated July 21, 1995. We apologize for not providing more prompt instructions to you.

     As we advised you in an earlier letter, there was litigation going on between Charles Abraham and ELCOM Communications. This litigation has now been settled with Charles Abraham leaving ELCOM and ELCOM reassigning Mr. Abraham his patent applications. Accordingly, all future communication, actions and charges regarding these applications should be made directly to Mr. Abraham or his attorney

     Regarding the grant of the EPO applications and translation, we enclose a check to cover those costs, as well as signed papers from Mr. Abraham. Please proceed with

Rose, Kosel & Sobisch                - 2 -                         July 21, 1995



the grant of the EPO application and whatever other actions are required.

        We also enclose funds for European Patent Appl. No. 90 907 855.2, European Patent Application Corresponding to International Appl. No. PCT/US93/04726 -- Priority of U.S. Serial No. 07/884,123, Filed: 18 May 1992, Our Ref.: ECC-0292, Your Ref.: 4206/1 as requested in your statement dated March 3, 1995 (originally sent December 16, 1994). All further invoices should be sent directly to Mr. Abraham or his new attorney.

        If you have any questions or comments, please contact Mr. Abraham directly, or his attorney Bob Famiglio. Mr. Famiglio can be reached at the following address and telephone number:

                        Robert Famiglio, Esq.
                        Famiglio & Massinger
                        201 N. Jackson Street
                        P.O. Box 1999
                        Media, PA  19063

                        Tele:  (610) 566-6800


                                            Sincerely,

                                            RATNER & PRESTIA

                                            /S/ Benjamin E. Leace

                                            Andrew L. Ney
                                            Benjamin E. Leace

BEL/mg
Enclosures:  Six Power of Attorney Forms
             Check
cc:  R. Vito
     J. Perilstein, Esq.
     R. Famiglio, Esq.

                                             COPY

          RATNER & PRESTIA

       VENDOR ROSE                                                          CHECK NO.  014371
----------------------------------------------------------------------------------------------
OUR REF. NO.    YOUR INV. NO.   INVOICE DATE    INVOICE AMOUNT  AMOUNT PAID     DISCOUNT TAKEN
----------------------------------------------------------------------------------------------
  18056           4206/1
                                    12/16/94         24,476.00    24,476.00                .00
                                                                Check total          24,476.00
Filings for ECC-0192 and ECC-0292


           RATNER & PRESTIA           MERIDIAN BANK   CHECK NO.       CHECK DATE      VENDOR NO.
              LAW OFFICES                3-9-310
              P.O. BOX 980                             014371          07/21/95         ROSE
        VALLEY FORGE, PA  19482

PAY                                                                             CHECK AMOUNT
 TWENTY-FOUR THOUSAND FOUR HUNDRED SEVENTY*************                    $*******24,476.00
        SIX AND 00/100 DOLLARS****************************

TO THE
ORDER
 OF             Rose, Kosel, Sobisch
                Odastrasse 4a, Post 129
                D-3353 Bad Gandersheim 1
                GERMANY


                                                              /s/ Andrew L. Ney
                                                             -------------------

                                    |:031000095|:  ||'4164|||0685||'

Vollmacht fur Patente, Marken, Modelle, Muster


Der/Die Unterzeichnete/Die Unterzeichneten

erteilt/erteilen hiermit

Vollmacht zur Vertretung bezuglich

Die Bevollmachtigten sind insbesondere ermachtigt, vor dem Patentamt und allen Verwaltungs- und Gerichtsbehorden tatig zu sein und fur diese ganze Vollmacht oder einen Teil von ihr einen Untervertreter zu bestellen. Sie sind befugt, alle notwendigen Handlungen fur die Erwerbung und Aufrechterhaltung der Schutzrechte vorsunehmen, abgezweigte Anmeldugen einzureichen, nach der Eintragung der Schutzrechte als bevollmachtigte Vertreter zu handeln sowie Anmeldungen und erteilte Schutzrechte zuruckzuziehen. Als Gerichtsstand zwischen Vollmachtgeber und Bevollmachtigten gilt das Geschaftsdomizil der letzteren und schweizerisches Recht. Ohne ausdrucklichen Widerruf erlischt diese Vollmacht in den in Art. 35 und 405 OR aufgefuhrten Fallen nicht.
Der Vollmachtgeber wahlt Domizil gemass Art. 30 MSchG bei den Bevollmachtigten.

Ort und Datum

Unterschrift des Vollmachtgebers


Power of Attorney for Patents, Trade Marks, Designs

The undersigned

Hereby authorize/authorizes

A. BRAUN, BRAUN, HERITIER, ESCHMANN AG
Patentanwalte, Patent Attorneys, Ingenueurs-Conseils

to represent him/her/them as agents with respect to

In particular, the aforenamed agents are authorized to act before the Patent Office and before all administrative and judicial authorities as well as to delegate all or part of the powers hereby granted. They are further authorized to take all steps necessary for obtaining and maintaining the rights sought, to file divisional applications, to act as duly appointed agents after grant thereof, and withdraw applications and granted registered rights. Jurisdiction in any disputes between principal/principals and agents shall lie exclusively with the competent court at the domicile of the latter, and Swiss law shall apply. Unless expressly cancelled by the principal/principals, this Power of Attorney shall not lapse on any of the grounds provided for by Sections 35 and 405 of the Swiss Code of Obligations.
The undersigned elect/elects domicile according to Section 30 of the Trade Marks Act at the address of the agents.

Place and date

Philadelphia, PA, USA
July 21, 1995

Signature of Principal/Principals
Charles Abraham
/s/Charles Abraham


Schweiz-Switzerland-Suisse

Pourvoir pour Brevets, Marques, Modeles, Dessins

Le soussigne/La soussignee/Les soussignes/Les soussignees

donne/donnent, apr la presente, mandat a

pour le/la/les representer au sujet


Les mandataires susnommes sont notamment autorises a representer l'auteur/les auteurs de la procuration devant l'Office des Brevets et toutes les Autorites Administratives et Judiciaires ainsi qu'a nommer un substitut pour tout ou partie du present pouvoir. Ils sont autorises a remplir toutes les formalites necessaires pour l'obtention et le maintien de la protection sollicitee a deposer des demandes scindees, a agir en qualite de mandataires apres l'enregistrement, ainsi qu'a retirer les demandes ou les enregistrements obtenus. En cas de divergences entre l'auteur/les auteurs de la procuration et les mandataires, les lois Suisses et le tribunal competent du domicile des mandataires sont reconnus par le soussigne/la sousignee/les soussignes/les soussignees. A moins de revocation expresse, ce mandat ne s'eteindra pas pour l'une des causes prevues aux art. 35 et 405 du CO.
Le soussigne/le soussignee/les soussignes/les soussignees elit/elisent domicile selon l'art. 30 de la loi sur les marques chez les mandataires.

Lieu et date

Signature de l'auteur/des auteurs de la procuration

SVERIGE
PATENT
OMBUDSFULLMAKT





Fullmakt for




med ratt att utfarda motsvarande fullmakr forannun. att i SVERIGE soka patent och foretrada mig/oss i allt som ror foljande svenska/europeiska/internationella parentansokning/patent nr:.............................................................................

benamning:......................................................................

 ................................................................................

 ................................................................................

 ................................................................................

daruravdelade eller urbrutna ansokningar samt darpa grundade patent. Fuilmakten innefattar behorighet att mottaga delgivning av stamning. kallelser och andra handlingar i mal och arenden rorande namnda patentansokning/patent.

For samtliga de uppdrag ombuder kan komma att ataga sig galler omstaende villkor. AU 92.



 ................................................................................
Ort och datum



 ................................................................................
Sokande/Patenthavarc



 ................................................................................
UnderskriXX



 ................................................................................
NamalXXXdligande



 ................................................................................
FullXtandig adreXX


SWEDEN
PATENT
POWER OF ATTORNEY




Authorization for
   AXEL EHRNERS PATENTBYRA AB
   Box 10316
   S-100 55 STOCKHOLM

with full power of substitution to apply for a patent and to represent me/us in SWEDEN in everything that concerns the following Swedish/European/International Patent Application/Patent

No.:............................................................................

entitled: POWER-LINE COMMUNICATION APPARATUS
 ................................................................................

 ................................................................................

 ................................................................................

applications divided or separated therefrom as well as patents based thereupon. This authorization includes the authority to accept writs of indictment or summonses and other documents in proceedings and matters concerning the application or patent.

The conditions over-leaf. AU92.shall be applied to all the commissions which the patent attorney may undertake.



Philadelphia    PA, USA,                  July 21                         , 1995
 ................................................................................
Place and date



Charles Abraham
 ................................................................................
Applicant



/s/Charles Abraham
 ................................................................................
Signature



 ................................................................................
Name type written
804 Cheswold Court
Wayne, PA, 19087
USA
 ................................................................................
Full Address

NO LEGISLATION REQUIRED

                                                                    Deutschland
                                                                        Germany

           [LETTERHEAD OF VOLLMACHT-POWER OF ATTORNEY APPEARS HERE]

Vertretervollmacht erteilt fur das Anmelde- und Schutzbewilligungsverfahren, fur das erteilte bzw, eingetragene Schulzrecht sowie fur das Einspruchs-, Nichtigkeits-, Zwangsilzenzoder Loschungsverfahren vor dam Deutschen Patentamt, dam Bundespatentgericht und dem Bundesgerichtshof, Die Vollmacht schlieBt auch das Verfahren nach dem Vertrag uber die internationale Zusammenarbeit auf dem Gebeit des Patentwesens (PCT) ein. Der (Die) Bevollmachtigte(n) ist (sind) berechtigt, Untervollmachten zu erteilen.

Auf Grund dieser Vollmacht ist er (sind sie) insbesondere zu folgenden Rechtsgeschalten und Verfugungen ermachtigt: Alle Mitteilungen, Bescheide und Beschlusse des Patentamtes und der Gerichte in Empfang zu nehmen. Rechtsmittel oder Rechtsbehelle einzulegen und zuruckzunehmen, Vergleiche abzuschlieBen, auf die Anmeldung oder das Schulzrecht ganz oder teilweise zu verzichten, die Beschrankung des Patentes zu beantragen, eine Lizenzbereitschaftserklarung abzugeben oder einen von einem Genger erhobenen Anspruch anzuerkennen, in Warenzeichen- und Markensachen Widerspruch gegen die Loschung des Zeichens oder Aberkennung des Schulzes der Marke und gegen die Eintragung anderer Zeichen sowie gegen die Schulzbewilligung fur andere IR-Marken zu erheben und die Loschung bzw. Schulzentziehung anderer Zeichen und fur andere IR-Marken zu beantragen, gesteilte Antrage zuruckzunehmen, Zahlungen fur den Auftraggeber in Empfang zu nehmen, Strafantrage zu stellen.

(Nur bei auslandischen Vollmachtgebern:) Durch diese Vollmacht ist (sind) der Patentwalt (die Patentanwalte) zum Vertreter gemaB (S) 25 des Patentgesetzes.
(S) 28 des Gebrauchsmustergesetzes. (S) 35 des Warenzeichengesetzes und (S) 16 des Geschmacksmustergesetzes bestallt.

Erfullungsort fur alle Anspruche aus dam der Vollmacht zugrunde liegenden Rechtsverhaltnis und Gerichtsstand ist der Ort der Kanzlei des Patentanwaltes (der Patentanwalte)

Die Vollmacht gilt auch fur einan Praxisverwaser (Trehander, Abwickler), solange sie diesem gegenuber nicht widerrlun wird.

Philadelphia, PA   July 21, 1995
_______________________________________________________________________________

to act for me/us in proceedings concerning applications, registrations, granted or registered industrial or intellectual property rights, and in proceedings concerning opposition, nullity, compulsory license, rectification, revocation or cancellation in the German Patent Office, before the Federal Patent Court and before the Federal Court of Justice. This authorization includes also the procedure under the Patent Cooperation Treaty (PCT). The authorized agent(s) is
(are) authorized to grant powers of substitution.

By virtue of this authorization he is (they are) especially empowered to carry out the following legal transactions and disposals; to receive all communications, official actions and decisions of the Patent Office and the Courts; to lodge or withdraw legal measures or legal remedies; to conclude agreements; to fully or partially disclaim the application or the property right; to apply for the restriction of a patent; to deliver a declaration of "readiness to license" or to acknowledge a claim raised by an opposing party; in matters of trade marks to contest an application for the cancellation or revocation of an entry in the Register in respect of a trade mark, to enter opposition against the registration of other trade marks including internationally registered marks, and to apply for the cancellation or revocation of an entry in the Register in respect of other trade marks including internationally registered marks; to withdraw applications; to receive payments on behalf of the client(s); and to demand penalties.

(For foreign clients only:) By this Authorization, the Patent Attorney(s) is
(are) appointed as representative(s) in accordance with (S) 25 of the Patent Law, (S) 28 of the Utility Model Law, (S) 35 of the Trade Mark Law and (S) 16 of the Register Designs Act.

The place of settlement and the court for all claims arising out of the legal relationship existing by virtue of the Power of Attorney are at the location where the office of the Patent Attorney(s) is situated.

The power is also extended to an administrator (trustee, liquidator) of the office of the Patent Attorney(s) unless revoked.

Charles Abraham

/s/ (signature appears here)
___________________________________________________________________________

(Bei Personen: Namen und Vornamen voll ausschreiben, bei Firmen genaue, eingetragne Firmenbezeichnung angeben. Xeine Beclaubigung erfordarlich.)

                                  OSTERREICH
                                    AUTRIA

Patente
Marken
Muster

        V O L L M A C H T

Der(Die) Unterzeichnete(n)


bevollmachtigt(bevollmachtigen)

           PATENTANWALTE
        DIPLING.WILHELM CASATI
        DIPLING. PETER ITZE
        1060 Wien, AmarlingstraBe 8, Gewallagaus 4

hiedurch, for ihn (sie) alle Vertretungs - und Beistandsleistungen vorzunehmen, und zwar.
in Patentangelegenheiten nach (S) 21 Abs 6 PatG 1970 bzw. Art. 49 un Regal 90
      PCT bzw. fur in Osterreich durchzufuhrende Handlungen betreffend europaische Patentanmeldungen und Patente:
in Markenangelegenheiten nach (S) 61 Abs 4 MSchG bzw. fur solche, die sich aus zwischenstaatlichen Vereinbarungen uber den Markenschutz ergeben:

in Musterangelegenheiten.
Der(Die)selbe(n) (und zwar sowohl gemeinschaftlich als auch jeder einzelne fur sich allein) ist (sind) zur Beistandsleistung vor Gerichts- und
Verwaltungsbehorden und ausserbehordlich ermachtigt: insbesondere ist er (sind sie) zusatzlich ermachtigt, Geld und Geldeswert zu beheben und auf erteilte Patente nach (S) 21 Abs 8 PatG 1970 ganz oder teilweise verzichten.


registrierte Marken GemaB (S) 29 Abs 1 lit. a MSchG ganz oder teilweise loschen zu lassen, bzw.
auf eingetragene Muster zu verzichten.
Der (Die) Unterzeichnete(n) verpflichtet (verpflichten) sich, (zur ungeteilten Hand) Honorare sowie Auslagen in .................  (Ostereich) zu bezahlen, und erklart (erklaren) sich damit einverstanden, daB der bezugliche
Anspruch in.................  (Osterreich) gerichtlich geltend gemacht werden kann.

                                                                         Patents
                                                                      Trademarks
                                                                         Designs

        POWER OF ATTORNEY
The undersigned  Charles Abraham



herby authorize(s)

         Patentanwalte
      DIPL. ING. WILHELM CASATI
      DIPL. ING. PETER ITZE
      1060 Wien, AmarlingstraBe 8, Chwallagaus 4

to represent and assist him (them) in all matters with regard to patents an patent applications according to Sec. 21 (6) Patents Act 1970, Art.
   49 and Rule 90 PCT, as well as actions to be carried out in Austria concerning European patent applications and patents:
trademarks and trademark applications according to Sec. 61 (4) of the Trademarks
    Act 1970, as well as matters arising from bilateral and multilateral agreements concerning trademark protection;
designs and design applications.
The above attorney(s) is/are authorized (individually and collectively) to assist the undersigned in proceedings before courts and administrative authorities and extrofficially: in particular, he is (they are) authorized to receive money and money's worth and to relinquish totally or partially the protection of granted patents according to Sec. 21 (8) Patents Act 1970.

to cancel totally or partially registered trademarks according to Sec 29 (1)
   lit. a of the Trademarks Act 1970.
to renounce rights on registered designs.
The undersigned hereby agree(s) to pay (solidary) the full costs of the representation as well as expenses in  ................. (Austria), and with respect to same accept(s) the jurisdiction of the pertinent courts in
 ................(Austria).


Ort,Datum   Philadelphia         , 1995     July 21
----------------------------------------------------------------------
Place, Date                        ,Pennsylvania,  USA



                                  Charles Abraham

        Unterschrift mit vollem Namen: /s/Charles Abraham
                  Sign full name here:
                                      ---------------------------------------

          ITALY - FOR A  GLE PATENT, DESIGN, TRADE XXXXX APPLICATION
                 OR TRANSLATION OF EUROPEAN PATENT APPLICATION

                              LETTERA D'INCARICO

                               POWER OF ATTORNEY
         (Art. 38 del D.P.R. 22-6-1979, n. 338 - Art. 1 D.M. 3-6-1981)

I/I sottoscritto/i



A




nomina/no con la presente



come propri mandatari confirma libera e disgiunta e con facolta di farsi sostituire, incaricandoli affinche depositino in Italia


e di fare quant'altro occorra per il suo accoglimento e per il riconoscimento dei diritti e delle facolta che da essa derivano nei rapporri con I'Ufficio Centrale Brevetti e con gli altri Uffici competenti, come: designare lo/gli inventore/i, presentare documenti, dichiarare le traduzioni presentate conformi al testi originali, pagare tasse, rispondere ai rilievi, richiedere certificati e copile autentiche, richiedere rimborsi e riscuotere somme ammesse al rimborso, modificare o ritirare domande e documenti, ritirare gli attestati o certificati rilasciati e i documenti relativi, presentare e documentare ricorsi alla Commissione dei Ricorsi.__

A tale scopo, i/l sottoscritto/i elegge/eleggono domicilio presso detti mandatari, ai quali chiede/chiedono che vengano fatte direttamente dall'Ufficio Centrale Brevetti e dagli altri Uffici competenti tutte le comunicazioni, nonche tutte le richieste e consegne di documenti che si rendessero necessarie, anche al sensi e per gli effetti degli artt. 75 R.D. 29-6-1939, n. 1127 e 56 R.D. 21-6-1942, n. 929, ultimi comma.

Firma del mandatario
Representative's signature
                          ------------------------------------
I/We, the undersigned, Charles Abraham



E   804 Cheswold Court
    Wayne, Pennsylvania 19087
    United States of America

do hereby appoint

to act as my/our representatives with free and separate signature, and with power of substitution authorizing them to file in Italy and to do whatever else is necessary for its acceptance and for the recognition of the rights and interests deriving therefrom with respect to the Central Patent Office and the other competent Offices, such as: to designate the inventor/s, to file documents, to certify the translation filed as conforming with the original texts, to pay taxes, to reply to official actions, to apply for certificates and certified copies, to apply for refunds and to collect refundable fees, to amend or withdraw applications and documents, to receive Letters Patent or certificates issued and relating documents, to lodge appeals, with all briefs, and documents in support thereof, at the board of Appeals.

To this purpose, I/we, the undersigned, elect domicile with the aforesaid representative, to whom I/we request that the Central Patent Office and the other competent Offices directly address all communications as well as all requests and deliveries of documents which may be necessary, also pursuant to last paragraphs of Articles 75 R.D. 29-6-1939. No. 1127, and 56 R.D. 21-6-1942,
No. 929.



Firma
Signature:/s/Charles Abraham
          -----------------------------------
          Charles Abraham

Data
Date:       July 21,  1995
     ----------------------------------------

[LETTERHEAD OF ELZABURU APPEARS HERE]                   Miguel Angel, 21
                                                        28010 Madrid
-------------------------------


                                 AUTORIZACION

        que suscribe    Charles Abraham

domiciliad en 804 Cheswold Court, Wayne, Pennsylvania 19087, United States of America

autorize  indistintamente a D.

                                     Agentes de la Propiedad Industrial,
con facultad de delegar el encargo, para que, en su nombre y representacion, firmen cuantes instancias, declaraciones y documentos presenten ante la Oficina Espanola de Patentes y Marcas, los modifiquen, reformen, renuncien o desistan; recurran contra les resoluciones o acuerdos que recaigan y apra que retiren los titulos y notificaciones a cuya expedicion den lugar


Y cuanto mas seo necesario hacer en Cualquier tiempo, de conformidad con las instrucciones que el efecto puedan serles communcades.

        Firmado en Philadelphia,        Pennsylvania, USA
de July 21 de 1995
                                         -------------------------------
                                         /s/ Charles Abraham
                                         -------------------------------
                                           Charles Abraham

--------------------------------------------------------------------------------

(Please sign along the dotted lines
above and indicate the name of the
signer beneath the signatures. If the
signature is made in the name of a
company, please indicate the sign-          [TRANSLATION IN   [TRANSLATION IN
er's position to the firm).                  GERMAN APPEARS    FRENCH APPEARS
                                                  HERE]           HERE]
             (TRANSLATION)

The undersigned __________________
domiciled at _____________________
authorizes _______________________
indistinctly, Industrial Property
Attorneys, with authority to delegate
the commission in sign, in name
and representation hereof, positions,
declarations and documents filed
before the Spanish Patent Faioni and
Trademark Office and to modify
amend, renounce or withdraw them:
to appeal from decisions or actions
rendered and to collect certificates
and notifications issued in connec-
tion therewith _____________________
____________________________________
____________________________________
and whatever also it may be neces-
sary to do at any time, in accordance
with the instructions communicated
for the purposes
Signed at ___ on the ___ day of ___ 19__

     NO LEGALIZATION

===============================================================================
                                                                        2510
[MONOGRAMMED "E" APPEARS HERE]  ELCOM TECHNOLOGIES CORPORATION           3-5
                                                                         ---674
                                                     July 21, 1995       310


PAY
TO THE
ORDER OF  ChaRLES  ABRAHAM                                      $5,000 --
          -------------------------------------------------
FIVE THOUSAND ------------------------------------------------- DOLLARS
---------------------------------------------------------------
        PNCBANK
        PNC Bank, N.A.
        Philadelphia, PA 020

FOR SETTLEMENT FUNDS                            /s/ [SIGNATURE APPEARS HERE]
    ------------------------------              -----------------------------
     "002510"  "031000053:  8542963625"

================================================================================





--------------------------------------------------------------------------------
12500052 REV. 8/94                                                      3-5/310
                      PNCBANK                           No. 02762348
                      PNC Bank National Association     Date   July  21   95
Cashier's Check       Philadelphia, PA                       -----------------
        647

   Pay to the    CHARLES ABRAHAM ************************      $*****188,500.00
   Order of _________________________________________________   ---------------

***************************************$188,500.00*********************
                                                                  Dollars
   --------------------------------------------------------------
        ELCOM TECH CORP
   -----------------------------------           PNC Bank, National Association
          REMITTER
                                                /s/ [SIGNATURE APPEARS HERE]
                                               ---------------------------------
                                                OFFICIAL SIGNATURE

SETTLEMENT FUNDS
        "02762348"  :031000053:    8500041542"
--------------------------------------------------------------------------------

                                        [STAMP OF FILED JUL 28 11:35 AM '95
                                         OFFICE OF PROTHONOTARY
                                         MONTGOMERY CO. PA APPEARS HERE]


POWELL, TRACHTMAN, LOGAN,
 CARRLE & BOWMAN, P.C.
By: Michael G. Trachtman
Attorney I.D. No. 19525
367 South Gulf Road                               Attorneys for Plaintiff
King of Prussia, PA 19406
(610) 354-9700



CHARLES ABRAHAM                         :       COURT OF COMMON PLEAS
                                        :       MONTGOMERY COUNTY, PA
       v.                               :
                                        :
ROBERT A. VITO  and                     :
PAUL KOUCH                              :       NO. 95-08987



                      ORDER TO SETTLE, DISCONTINUE & END
                      ----------------------------------


TO THE PROTHONOTARY:

        Kindly mark the above-captioned matter settled, discontinued and ended upon payment of your costs only.


                                        POWELL, TRACHTMAN, LOGAN,
                                          CARRLE & BOWMAN, P.C.


                                        By:/s/ Michael G. Trachtman
                                           ------------------------
                                           Michael G. Trachtman


Dated: 7-27-95
      --------





11134.1

Elcom Technologies Corporation acknowledges that Charles Abraham is the owner of the following items:

        (i) 4 shielded units of the Abraham TV that were held in a black and white metal box

        (ii) 5 high voltage couplers (for 10KV) developed in 1990 by Abraham, 1 of which has been delivered to Abraham. These are approximately 2 feet long and 8 inches in diameter. 2 red and 2 white units contained in 2 separate paper boxes

        (iii) 8 units of power line modems developed by Abraham in 1990, 4 of which are contained in 4 pink plastic boxes and 4 of which are contained in 4 blue plastic boxes

        (iv) 5 units of Abraham LAN (100kbps) developed in the spring of 1993 with all operating software on disks supplied by Woodward McCoach Consultants, 2 of which have been returned to Abraham. These units were held in white metal boxes. Elcom shall release Woodward McCoach from any confidentiality restriction in order to allow Abraham to cause Woodward McCoach to copy such operating software for Abraham's use.

After a search of Elcom premises, Elcom represents that to the best of its knowledge, it does not have any of the items set forth above. During the next week, Elcom shall use reasonable efforts to locate such equipment. In the event any such equipment is found, such equipment shall be promptly returned to Abraham.

Date:                                            Elcom Technologies Corporation
     ---------------------

                                                 By:
                                                    ---------------------------